                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

PROVIDES LONG-TERM CAPITAL GROWTH WITH GUARANTEED RETURN OF INVESTMENT
ON THE MATURITY DATE TO INVESTORS WHO REINVEST ALL DIVIDENDS AND HOLD THEIR SHARES TO THE MATURITY DATE.

Kemper Target Equity Fund
Kemper Retirement Fund
Series VII

 "... when it comes to the stock market, you need to keep a long-term focus ... as we saw during the annual period, long-term opportunities can often emerge out of short-term volatility. ..."

                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
10
Largest Holdings
11
Portfolio of Investments
15
Report of Independent Auditors
16
Financial Statements
18
Notes to Financial Statements
21
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VII
TOTAL RETURN*
--------------------------------------------------------------------------------
(UNADJUSTED FOR ANY SALES CHARGE) FOR THE YEAR ENDED JULY 31, 1999

--------------------------------------------------------------------------------
SERIES VII                                  5.25%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    7/31/99   7/31/98
--------------------------------------------------------------------------------
SERIES VII                           $10.95    $10.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

                INCOME     SHORT-TERM     LONG-TERM
               DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
SERIES
VII             $0.21        $0.01          $0.01
--------------------------------------------------------------------------------

TERMS TO KNOW

BALANCE SHEET A listing of assets and liabilities and net worth showing the position of a company at a certain time.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCKS Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

NARROW MARKET Describes a stock market environment where only a few stocks perform strongly, while the majority struggle. In contrast, in a broad market, overall market gains are driven by a larger group of stocks.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

  In a widely anticipated move, the Federal Reserve Board raised its key interest rate -- the overnight bank lending rate -- by one quarter of a point (0.25%) in August in an effort to slow the U.S. economy and keep inflation under control. The rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation.

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. Talk of a second rate hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another, and speculation about another hike became reality at the August 24 Fed meeting.

  Many investors are frustrated by a rate hike when there are no signs of inflation, but Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its August 24 rate hike, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per year without generating inflation. Actual 1998 GDP growth was
4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August was only "taking back" some of what it gave last year.

  Clearly, then, Fed raised interest rates to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Although many economic analysts have moved past the August 24 rate hike and are now speculating about what the Fed will do at its October 5 meeting, the August rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                               NOW (8/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                               -------------           ------------            ----------            -----------
    10-year Treasury rate 1                         5.94                   5.00                   5.34                   6.30
    Prime rate 2                                    8.06                   7.75                   8.50                   8.50
    Inflation rate 3*                               2.00                   1.60                   1.68                   2.16
    The U.S. dollar 4                              -6.36                  -1.53                   8.17                  10.10
    Capital goods orders 5*                        11.84                   5.11                   3.05                  10.30
    Industrial production 5*                        3.58                   1.55                   2.71                   5.59
    Employment growth 6*                            2.17                   2.37                   2.67                   2.39


(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF 7/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.

  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF SCUDDER KEMPER INVESTMENTS ECONOMICS GROUP AS OF AUGUST 27, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[McCORMICK PHOTO]

TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SHE IS ALSO A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES
VII. TRACY MCCORMICK RECEIVED BOTH HER BA AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE BRINGS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[LANGBAUM PHOTO]
[DOLAN PHOTO]

PORTFOLIO MANAGER GARY LANGBAUM, CFA, AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS AND TRADERS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE REPORT PERIOD, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON THE MARKET AND OTHER CONDITIONS.

INTEREST-RATE SHIFTS, INVESTOR ANXIETY AND GLOBAL UNCERTAINTY WERE JUST A FEW OF THE FACTORS THAT CONTRIBUTED TO A TURBULENT MARKET CLIMATE DURING THE FUND'S FISCAL YEAR. DESPITE THIS VOLATILITY, LEAD PORTFOLIO MANAGER TRACY MCCORMICK LED KEMPER RETIREMENT FUND SERIES VII TO A RESPECTABLE GAIN. BELOW, MCCORMICK PROVIDES AN OVERVIEW OF THE MARKET, THE FUND'S PERFORMANCE AND HER INVESTMENT STRATEGY.

Q     BEFORE YOU DISCUSS THE FUND, COULD YOU PROVIDE AN OVERVIEW OF SOME OF THE
IMPORTANT EVENTS AND THEMES THAT DROVE THE MARKET?

A     The fund began its fiscal year in August 1998, one of the most turbulent months for the stock market. In late August, Russia defaulted on its debt, sending shock waves across the global economy. Investors were already jittery about the economic strength of Asia, Brazil and Latin America; news of Russia's default unleashed a steep global market correction.

      The Federal Reserve Bank stepped in quickly, cutting interest rates to stimulate economic growth. Other countries followed suit. Leading nations came together and developed plans to shore up the sagging economies.

      These quick and cohesive actions were well received by investors, and the domestic stock market rallied briskly in the fourth quarter of 1998. Strong consumer confidence, low unemployment, low inflation, and steady, modest corporate growth also contributed to an optimistic environment.

      Yet, not all types of domestic stocks fared equally well. Because investors remained nervous about market volatility, they tended to gravitate toward stocks that offered the perception of stability. These were typically large-cap, household-name companies. The domestic market was unusually narrow (see Terms To Know on page 2), and only a handful of these large growth companies propelled the performance of the stock market.

      In a climate of high consumer confidence, retail and media stocks were among those posting brisk gains. But technology stocks stole the show in the fourth quarter. After struggling mightily since the Asian economic crisis of 1997, technology stocks saw the tides turn in their favor. Low valuations, an improving supply/demand environment and the explosive growth of the Internet propelled an enthusiastic rally.

      In April, however, the markets changed direction, rotating from growth stocks into more-cyclical issues, and broadening out to include more small- and mid-cap stocks. Cyclical stocks (see Terms To Know on page 2) typically thrive during times of accelerating economic growth, and many investors believed that the economy was indeed positioned to grow more rapidly. The Federal Reserve's move in June to tighten interest rates reinforced this view. Oil, chemical, and industrial stocks benefited from the change of market direction, while growth-oriented health-care and consumer-nondurable stocks faltered. Concerns about trendy, high-priced technology stocks came home to roost, and many Internet stocks dropped precipitously.

      By June, however, this cyclical rotation slowed. At the close of the fund's fiscal year, the domestic-

PERFORMANCE UPDATE

stock market isn't moving with uniform momentum towards either cyclical or growth-style stocks. Investors are paying more attention to company fundamentals, but the possibility of additional interest-rate hikes continues to leave many individuals ill at ease.

Q     HOW DID THE FUND PERFORM?

A     For the one-year period ending July 31, 1999, Kemper Retirement Fund
Series VII gained 5.25 percent (unadjusted for any sales charges).

      While this return may seem modest compared to the fund returns that you may see in newspaper headlines and investment magazines, keep in mind that this fund typically invests less than half of its assets in stocks, and the remainder in zero-coupon U.S. Treasury bonds. The bonds anchor the fund's guaranteed return of original investment, but they also limit the fund's ability to participate fully in the equity market. (The guaranteed return of original investment applies only to shareholders who hold their investment to the fund's maturity date of May 15, 2008, and who reinvest all dividends. Please see the prospectus for more details.)

Q     TELL US MORE ABOUT ZERO-COUPON U.S. TREASURY BONDS.

A     Zero-coupon U.S. Treasury bonds are sold at considerable discount to their face value. "Zero-coupon" means that the bondholder receives no periodic interest payments. When the bonds mature, the bondholder receives the face value of the bond. Because the U.S. government backs the bonds, the payment is guaranteed.

      Prior to maturity, the principal value of a zero-coupon bond is subject to volatility, especially when interest rates are shifting. Generally, zero-coupon bonds have higher prices when interest rates are low.

Q     HOW DO YOU SELECT STOCKS?

A     We follow a disciplined, research-intensive process. We invest primarily in the stocks of established, large-cap, domestic companies. Before we buy a stock, we require:

      - Excellent company fundamentals

      - Strong earnings-growth prospects

      - Catalysts for potential growth, such as new management, products, services or business strategies

      - Attractive stock prices

      In order to determine which stocks to buy, we rely on rigorous, independent analysis. We need to understand a company inside and out. To do this, we'll meet with a company's management, visit facilities, dig into balance sheets (see Terms To Know on page 2), and apply thorough quantitative screens. We don't let the conventional Wall Street buzz sway our judgement.

      Another important element of our strategy involves analyzing secular or industry trends, and targeting companies that are well-positioned to benefit from those trends.

Q     HOW DO YOU DECIDE WHAT STOCKS TO SELL?

A     We'll begin to sell stocks when their prices reach the pre-established targets we set for them. This sort of selling is often referred to as "profit taking." Profit taking requires strict discipline, but we believe that this discipline can keep us from getting caught up in emotion. We also eliminate stocks when we see signs that company fundamentals could be weakening or indications that growth potential could be deteriorating.

Q     PLEASE HIGHLIGHT SOME EXAMPLES OF WHERE YOUR STOCK-SELECTION PROCESS
ENHANCED PERFORMANCE.

A     Media and technology stocks were two groups that contributed especially good gains.

      MEDIA: Because they derive significant revenues from advertising, media stocks have profited from high consumer confidence. As lengthening commute times keep people in cars for longer periods, radio and outdoor advertising have become increasing lucrative. Companies like Clear Channel Communications, a leading provider of outdoor advertising and radio broadcasting, have taken advantage of these trends. Certain media companies, such as AT&T -- Liberty Media Group, also offer exposure to the growth of the Internet. In addition to providing television programming, AT&T -- Liberty Media Group also has a corner on some highly valued band-width. We believe that many of the largest Internet players would be willing to pay a premium price for this bandwidth.

      Tribune Company, Time Warner, and Univision Communications also earned solid gains. Tribune and Time Warner are well-known companies, operating a variety of diversified media services. Both have demonstrated the ability to address -- and profit from -- the evolving needs of the marketplace. Univision Communications is a leading player in a rapidly growing market segment -- Spanish-language radio and television. Univision may not be a household name today, but

PERFORMANCE UPDATE

it's a good example of an excellently managed company that is well positioned to dominate its niche.

      TECHNOLOGY: Our analysis had also led us to profitable technology stocks, notably semiconductor and computer hardware stocks, including Motorola and Hewlett-Packard. These, and other technology stocks, have provided the fund with robust gains.

      Motorola and Hewlett-Packard both demonstrate the benefits of our independent research. We invested in Motorola in 1997, at a time when many Wall Street analysts did not have a favorable view of the stock. We tuned out the buzz and relied on our own research. In our analysis, Motorola offered several catalysts for growth: The firm had clarified its focus, redefined its business groups, and initiated cost-control measures. Our decision paid off: Motorola has since posted very attractive earnings, and we've reaped an excellent return from the stock.

      Hewlett-Packard is also a good example of our stock-selection process in action. Throughout the fall and summer of 1997, when many investors felt that Hewlett-Packard wasn't a worthwhile proposition, we built exposure to the stock. The company had been frank about recent problems with top-line growth and also had significant exposure to troubled Asian markets. We considered these factors carefully, but also looked deeper. Hewlett-Packard was battening down the hatches on expenses, offered a healthy product cycle and had developed plans to spin-off a portion of its operations. The firm had also brought in well-regarded senior management from outside the firm. In short, we were seeing the catalysts that we like to see. Our judgement proved on-track, Hewlett Packard has made considerable progress in getting its house in order, and its stock price has risen accordingly.

Q     WHAT FACTORS HINDERED PERFORMANCE?

A     In more general terms, the fund's hefty exposure in zero-coupon bonds limited our ability to fully participate in the stock market's rebound. When the market rotated toward value-oriented cyclicals in the spring, our more growth-oriented style faced added challenges as well.

      Waste Management Services proved to be a poor investment. We bought the stock at an attractive valuation -- and saw its price rise dramatically through the first portion of 1999. We were aware that Waste Management was grappling with some accounting issues, but felt that its acquisition by USA Waste could address these situations. Regrettably, our conviction in Waste Management was not merited. In July, the firm fell short of earnings expectations. We saw that the management did not have a firm hold on the company and had not appropriately addressed the accounting issues. Thanks to our prompt liquidation, we were able to sidestep much of the price decline that was to follow. Overall, we ended up just a moderate degree behind where we started.

      Some of our health-care stocks also fell short of expectations. Many pharmaceutical stocks became richly valued, despite slowing product pipelines. Although we had been paring back the fund's exposure, in retrospect we would have been better served by a more-aggressive reduction. When the market took on a more cyclical tilt in the spring, our pharmaceutical exposure clipped overall gains, as stocks such as Abbott Laboratories and Pfizer stumbled. American Home Products has faced uphill ground in the wake of legislation surrounding its diet drug "fen-phen." Our analysis indicates that the market has over-discounted the impact of possible judgements against the company, so we continue to hold the stock.

Q     TECHNOLOGY STOCKS ARE WELL REPRESENTED IN THE PORTFOLIO. COULD YOU TELL US
MORE ABOUT THE FUND'S TECHNOLOGY EXPOSURE?

A     We've found many attractively valued technology stocks. Throughout the annual period, we've favored component, networking and hardware companies. We're particularly interested in companies that have embraced the electronic-commerce revolution with compelling business models and product plans. Companies that fit this criteria include Intuit, Novell and Oracle Systems.

      We're also interested in technology companies that are leveraging the potential of contract manufacturing, or outsourcing. A contract-manufacturing arrangement allows a company to focus and build on its core competencies, such as product development, while outsourcing the manufacturing to another company. Typically, the contract manufacturer can produce the goods at a reduced cost. We've been particularly impressed with the ways that companies such as Cisco Systems have used outsourcing to enhance growth. We also hold a position in Solectron, a leading contract manufacturer.

      Meanwhile, we're steering clear of the trendy, untested ".com" stocks. Simply put, we need quality fundamentals, not hype. We're also being very vigilant about companies that

PERFORMANCE UPDATE

could be most susceptible to Year 2000 spending slowdowns.

Q     WHERE ELSE ARE YOU FINDING OPPORTUNITIES?

A     Within the financial-services industry, we've built exposure to property and casualty insurance companies, such as St. Paul Companies. Many insurers have endured a long down-cycle, characterized by weak cash flow and overcapacity. More recently, however, pricing has improved and there are signs of improved retention.

      We've also added stocks that provide cyclical exposure without sacrificing growth. Stocks that have met these dual criteria include industrial-machinery producer Parker-Hannifin, and chemical manufacturer Air Products & Chemicals. Air Products hasn't yet performed as briskly as we had anticipated, but our analysis suggests that the stock still offers good longer-term potential.

     We've also done some repositioning of our health-care stocks. The valuations of many pharmaceutical companies are stretched. Also, many of the pharmaceutical giants have experienced slowdowns in their product pipelines. In contrast, many biotech and medical supply companies offer more attractive valuations and opportunities for growth. So, our analysis has encouraged us to pare back exposure to pharmaceuticals in favor of these other segments of the health-care sector.

      Apart from media stocks, the portfolio does include some other consumer-staple stocks, but we've been particularly selective here. Recently, we haven't found many consumer-staple stocks that offer the attractively valued growth potential that we seek. Many have experienced difficulties generating top-line growth. PepsiCo is one stock that makes the grade, however. Here, we're seeing improved cost-controls, and reinvigorated management. PepsiCo has sharpened its focus, spinning off its restaurant and bottling divisions to focus on the more lucrative potential of its core beverage market and the Frito-Lay brand. In fact, PepsiCo is one of the fund's largest holdings, and we also have exposure to its spin-off, Pepsi Bottling Group.

Q     TRACY, GIVEN THE VOLATILITY OF THIS PAST YEAR, DO YOU HAVE ANY CLOSING
THOUGHTS FOR SHAREHOLDERS?

A     The past year reminds us that stock investing brings both ups and downs.
The events of the past year also emphasize that, when it comes to the stock market, you need to keep a long-term focus. Short-term market volatility can be uncomfortable, but we encourage shareholders to look to the benefits of the investment program they have established with Kemper Retirement Fund. Through its zero-coupon bonds, Kemper Retirement Fund provides shareholders with a guaranteed return of initial investment and a more secure way to participate in the stock market. The target-maturity structure supports a long-term investment discipline. (Please see the prospectus for important details and conditions about the guarantee.)

      Lastly, as we saw during the annual period, long-term opportunities can often emerge out of short-term volatility. We are committed to using Scudder Kemper Investments' disciplined, independent research to pursue these opportunities on behalf of the shareholders.

IMPORTANT NOTICE FOR SHAREHOLDERS OF KEMPER RETIREMENT FUND -- SERIES VII

On November 15, 1999, Kemper Retirement Fund Series VII will reach the end of its limited offering period, as outlined in the prospectus. Existing shareholders may add to investments in Series VII until November 30, 1999. For more information, please refer to the information that you have recently received in the mail. If you would like more information, please contact your financial representative or call Kemper Shareholder Services at (800) 621-1048.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED JULY 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                        1-YEAR   LIFE OF FUND
---------------------------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VII                       -0.03%       8.12%      (since 5/1/97)
---------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VIII
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Series VIII shares from 5/1/97 to 7/31/99

                                                                                        LEHMAN BROTHERS
                                        KEMPER RETIREMENT      RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE      S&P 500 STOCK
                                        FUND SERIES VIII(1)           INDEX+                 BOND++                INDEX+++
                                        ------------------     -------------------    --------------------      -------------
5/1/97                                         10000                  10000                  10000                  10000
12/31/97                                       10645                  11352                  10812                  11553
12/31/98                                       12237                  15745                  11837                  14854
7/31/99                                        11922                  16838                  11536                  16175

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

  * AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN MEASURES AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.0%. WHEN COMPARING KEMPER RETIREMENT FUND SERIES VII TO THE INDICES YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

  + THE RUSSELL 1000(R) GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON
    STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT. ASSUMES REINVESTMENT OF DIVIDENDS. SOURCE IS CDA WIESENBERGER.

 ++ THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX
    COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS CDA WIESENBERGER.

+++ THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF
    THE U.S. STOCK MARKET. CDA WIESENBERGER.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST STOCK HOLDINGS*
Representing 22.5 percent of the fund's total common stocks on July 31, 1999

----------------------------------------------------------------------------------------
                 HOLDINGS                                                        PERCENT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 1.              MICROSOFT                     Develops, markets and supports a    3.2%
                                               variety of microcomputer
                                               software, operating systems,
                                               language and application
                                               programs, related books and
                                               peripheral devices.
----------------------------------------------------------------------------------------
 2.              MOTOROLA                      Manufactures components, notably    2.8%
                                               semiconductors, and electronic
                                               communications equipment.
----------------------------------------------------------------------------------------
 3.              HEWLETT-PACKARD               Large supplier of enterprise        2.4%
                                               computer systems. Products
                                               include low-cost printers and
                                               personal computers.
----------------------------------------------------------------------------------------
 4.              CISCO SYSTEMS                 Large, comprehensive supplier of    2.3%
                                               routing software and related
                                               systems that direct the flow of
                                               data between local networks.
----------------------------------------------------------------------------------------
 5.              INTEL                         Engaged in the design,              2.3%
                                               development, manufacture and
                                               sale of advanced microcomputer
                                               components, such as integrated
                                               circuits and other related
                                               products.
----------------------------------------------------------------------------------------
 6.              PEPSICO                       Leading global provider of          2.0%
                                               beverages and snack foods.
                                               Brands include 7-UP, Pepsi, Diet
                                               Pepsi, Tropicana Products and
                                               Frito-Lay.
----------------------------------------------------------------------------------------
 7.              BELL ATLANTIC                 Provider of information and         2.0%
                                               telecommunications services.
                                               Subsidiaries provide telephone
                                               services to mid-Atlantic region,
                                               cellular telecommunications,
                                               software, network support and
                                               computer maintenance.
----------------------------------------------------------------------------------------
 8.              CITIGROUP                     Leading global financial-service    1.9%
                                               provider. Operations include a
                                               wide variety of insurance
                                               products and banking services,
                                               managed health-care programs,
                                               asset management, investment
                                               services and credit-card
                                               services.
----------------------------------------------------------------------------------------
 9.              EMERSON ELECTRIC              Engaged in the design,              1.8%
                                               manufacture and sale of
                                               electrical, electromechanical
                                               and electronic products and
                                               systems.
----------------------------------------------------------------------------------------
10.              GENERAL ELECTRIC              A broadly diversified company       1.8%
                                               with major businesses in power
                                               generators, appliances,
                                               lighting, plastics, medical
                                               systems, aircraft engines,
                                               financial services and
                                               broadcasting.
----------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND--SERIES VII
Portfolio of Investments at July 31, 1999
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--62.8%
                                           U.S. Treasury, Strip, zero coupon, 2008
                                           (Cost: $31,576)                                        $51,700       $29,967
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
COMMON STOCKS                                                                                     SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--2.2%                       Ameritech Corp.                                          1,800           132
  TELEPHONE/                               AT&T Corp.                                               3,025           157
  COMMUNICATIONS                           Bell Atlanta Corp.                                       5,000           319
                                           BellSouth Corp.                                          2,500           120
                                           Frontier Corp.                                           1,100            61
                                        (a)MCI WorldCom, Inc.                                       1,350           111
                                           SBC Communication, Inc.                                  3,000           172
                                           -------------------------------------------------------------------------------
                                                                                                                  1,072
--------------------------------------------------------------------------------------------------------------------------

CONSUMER                                   CVS Corp.                                                2,000           100
DISCRETIONARY--2.6%                        Dayton Hudson Corp.                                      3,000           194
  DEPARTMENT STORE                         Dollar General Corp.                                     5,000           132
  CHAINS--1.9%                             Home Depot, Inc.                                         3,200           204
                                           Wal-Mart Stores, Inc.                                    6,500           275
                                           -------------------------------------------------------------------------------
                                                                                                                    905

HOTELS & CASINOS--0.2%
                                       (a) Mirage Resorts, Inc.                                     5,300            75
                                           -------------------------------------------------------------------------------

RESTAURANTS--0.5%
                                           McDonald's Corp.                                         5,300           221
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.3%                     Albertson's Inc.                                         2,675           133
  FOOD & BEVERAGE--1.8%                    Dean Foods Inc.                                          2,000            87
                                           H.J. Heinz Co.                                           3,300           156
                                           Pepsi Bottling Group, Inc.                               7,000           165
                                           PepsiCo, Inc.                                            8,300           325
                                           -------------------------------------------------------------------------------
                                                                                                                    866

PACKAGE GOODS/
  COSMETICS--0.5%                          Procter & Gamble Co.                                     2,750           249
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

DURABLES--0.1%
  TELECOMMUNICATIONS
  EQUIPMENT                                Lucent Technologies, Inc.                                1,000            65
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

ENERGY--1.9%                               Conoco Inc. "A"                                          2,800            73
  OIL & GAS                                Royal Dutch Petroleum Co.                                3,500           214
  COMPANIES--0.6%                          -------------------------------------------------------------------------------
                                                                                                                    287

  OIL COMPANIES--1.0%                      Chevron Corp.                                            1,400           128
                                           Mobil Corp.                                              1,200           123
                                           Texaco, Inc.                                             1,800           112
                                           Unocal Corp.                                             2,000            79
                                           -------------------------------------------------------------------------------
                                                                                                                    442


  OILFIELD SERVICES/
  EQUIPMENT--0.3%                          Schlumberger Ltd.                                         2200           133
                                           -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                   SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL--5.5%
BANKS--1.5%

                                           BankAmerica Corp.                                        3,263       $   216
                                           Chase Manhattan Corp.                                    2,000           154
                                           Compass Bancshares                                       3,750           108
                                           First Tennessee National Corp.                           3,000           110
                                           J.P. Morgan & Co., Inc.                                  1,000           128
                                            -------------------------------------------------------------------------------
                                                                                                                    716

CONSUMER FINANCE--1.4%
                                           American Express Credit Corp.                            1,900           250
                                           Capital One Finance Corp.                                2,000            93
                                           Citigroup, Inc.                                          6,850           305
                                            -------------------------------------------------------------------------------
                                                                                                                    648

INSURANCE--2.0%
                                           American International Group, Inc.                       2,000           232
                                           CIGNA Corp.                                              3,000           264
                                           Jefferson-Pilot Corp.                                    2,850           208
                                           St. Paul Companies, Inc.                                 5,000           156
                                           UnumProvident Corp.                                      1,500            78
                                            -------------------------------------------------------------------------------
                                                                                                                    938

OTHER FINANCIAL
  COMPANIES--0.6%                      (a) Goldman Sachs Group, Inc.                                  800            51
                                           Household International, Inc.                            5,759           247
                                            -------------------------------------------------------------------------------
                                                                                                                    298
---------------------------------------------------------------------------------------------------------------------------

HEALTH--3.9%
BIOTECHNOLOGY--0.1%
                                       (a) Biogen, Inc.                                               900            62
                                            -------------------------------------------------------------------------------

HEALTH INDUSTRY SERVICES--0.3%
                                       (a) Wellpoint Health Networks, Inc.                          2,000           164
                                            -------------------------------------------------------------------------------

MEDICAL SUPPLY & SPECIALTY--1.0%
                                           Baxter International, Inc.                               4,000           275
                                           Medtronic Inc.                                           2,890           208
                                            -------------------------------------------------------------------------------
                                                                                                                    483

PHARMACEUTICALS--2.5%
                                           Abbott Laboratories                                      3,900           167
                                           Allergan, Inc.                                             300            28
                                           American Home Products Corp.                             4,200           214
                                           Bristol-Meyers Squibb Co.                                3,850           256
                                           Pfizer, Inc.                                             5,000           170
                                           Schering-Plough Corp.                                    3,100           152
                                           Warner-Lambert Co.                                       3,500           231
                                            -------------------------------------------------------------------------------
                                                                                                                  1,218
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING--2.8%
DIVERSIFIED MANUFACTURING--1.0%
                                           General Electric Co.                                     2,600           283
                                           Tyco International Ltd.                                  1,500           147
                                            -------------------------------------------------------------------------------
                                                                                                                    430

ELECTRICAL PRODUCTS--0.6%
                                           Emerson Electric Co.                                     4,900           292
                                            -------------------------------------------------------------------------------

MACHINERY/COMPONENTS/
  CONTROLS--0.7%
                                           Federal-Mogul Corp.                                      2,600           126
                                           Parker-Hannifin Corp.                                    4,100           193
                                            -------------------------------------------------------------------------------
                                                                                                                    319

OFFICE EQUIPMENT/
  SUPPLIES--0.2%
                                           Xerox Corp.                                              2,000            98
                                            -------------------------------------------------------------------------------

SPECIALTY CHEMICALS--0.3%
                                           Air Products & Chemicals, Inc.                           4,500           150
                                            -------------------------------------------------------------------------------

 12

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                   SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
MEDIA--3.2%
ADVERTISING--0.3%
                                           Young & Rubicam                                          3,100       $   140
                                            -------------------------------------------------------------------------------

BROADCASTING & ENTERTAINMENT--1.5%
                                       (a) CBS Corp.                                                4,400           193
                                       (a) Clear Channel Communications, Inc.                       1,504           105
                                       (a) Infinity Broadcasting Corp.                              3,700           102
                                           Time Warner, Inc.                                        1,950           140
                                       (a) Univision Communication, Inc.                            2,500           173
                                            -------------------------------------------------------------------------------
                                                                                                                    713

CABLE TELEVISION--1.0%
                                       (a) AT&T Corp.--Liberty Media Group                          6,000           222
                                       (a) Media One Group, Inc.                                    3,000           217
                                            -------------------------------------------------------------------------------
                                                                                                                    439

PRINT MEDIA--0.4%
                                           Tribune Co.                                              2,000           176
                                            -------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--0.8%
EDP SERVICES
                                           Automatic Data Processing, Inc.                          3,600           144
                                           Electronic Data Systems Corp.                            3,800           230
                                            -------------------------------------------------------------------------------
                                                                                                                    374
---------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--7.8%
COMPUTER SOFTWARE--1.8%
                                       (a) Intuit, Inc.                                             2,500           205
                                       (a) Microsoft Corp.                                          6,000           515
                                       (a) Oracle Systems Corp.                                     4,300           164
                                            -------------------------------------------------------------------------------
                                                                                                                    884

DIVERSE ELECTRONIC
PRODUCTS--1.5%
                                       (a) Applied Materials, Inc.                                  2,000           144
                                           Motorola, Inc.                                           5,000           456
                                       (a) Solectron Corp.                                          2,000           129
                                            -------------------------------------------------------------------------------
                                                                                                                    729

ELECTRONIC COMPONENTS/
DISTRIBUTORS--0.8%
                                       (a) Cisco Systems, Inc.                                      6,100           379
                                            -------------------------------------------------------------------------------

ELECTRONIC DATA
PROCESSING--1.6%
                                           Hewlett-Packard Co.                                      3,750           393
                                           International Business Machines Corp.                    1,800           226
                                       (a) Sun Microsystems, Inc.                                   2,600           176
                                            -------------------------------------------------------------------------------
                                                                                                                    795

MILITARY ELECTRONICS--0.4%
                                           Raytheon Co. "A"                                         2,962           206
                                            -------------------------------------------------------------------------------

OFFICE/PLANT
  AUTOMATION--0.3%
                                       (a) Novell, Inc.                                             6,300           162
                                            -------------------------------------------------------------------------------

SEMICONDUCTORS--1.4%
                                           Intel Corp.                                              5,400           373
                                           Texas Instruments, Inc.                                  1,275           184
                                       (a) Xilinx, Inc.                                             2,100           131
                                            -------------------------------------------------------------------------------
                                                                                                                    688
---------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--0.7%
RAILROADS
                                           Canadian National Railway Co.                            2,700           182
                                           Norfolk Southern Corp.                                   5,200           152
                                            -------------------------------------------------------------------------------
                                                                                                                    334
                                            -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--33.8%
                                           (Cost: $13,214)                                                       16,150

                                            -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                    AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET
INSTRUMENTS--3.4
                                       (b) Repurchase agreements
                                             State Street Bank and Trust Company
                                             dated 7/30/99, 5.04%, due 8/02/99                      $  302     $   302
                                           Commercial Paper
                                             Yield--5.06%
                                             Due--August 1999                                        1,300       1,299
                                           -------------------------------------------------------------------------------
                                           TOTAL MONEY MARKET INSTRUMENTS--3.4%
                                           (Cost: $1,601)                                                        1,601
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $46,391)                                                     $47,718
                                           -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreements are fully collaterized by the U.S. Treasury or U.S. Government agency securities.

Based on the cost of investments of $46,392,000 for federal income tax purposes at July 31, 1999, the gross unrealized appreciation was $3,104,000, the gross unrealized depreciation was $1,778,000 and the net unrealized appreciation on investments was $1,326,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TARGET EQUITY FUND--

KEMPER RETIREMENT FUND SERIES VII

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund--Kemper Retirement Fund Series VII as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund--Kemper Retirement Fund Series VII at July 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                           Chicago, Illinois

                                           September 16, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $46,391)                                                 $47,718
-----------------------------------------------------------------------
Cash                                                                  1
-----------------------------------------------------------------------
Foreign taxes recoverable                                             1
-----------------------------------------------------------------------
Receivable for:
    Investments sold                                                134
-----------------------------------------------------------------------
    Fund shares sold                                                 73
-----------------------------------------------------------------------
    Dividends and interest                                           10
-----------------------------------------------------------------------
  TOTAL ASSETS                                                   47,937
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                             155
-----------------------------------------------------------------------
  Fund shares redeemed                                              107
-----------------------------------------------------------------------
  Management fee                                                     19
-----------------------------------------------------------------------
  Administrative services fee                                        18
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             33
-----------------------------------------------------------------------
  Trustees' fees and other                                           14
-----------------------------------------------------------------------
    Total liabilities                                               346
-----------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $47,591
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income                             $   739
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         1,327
-----------------------------------------------------------------------
Accumulated net realized loss on investments                         (9)
-----------------------------------------------------------------------
Paid-in capital                                                  45,534
-----------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $47,591
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($47,591 /4,347 shares outstanding)                              $10.95
-----------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
(net asset value, plus 5.26% of
net asset value or 5.00% of offering price)                      $11.53
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended July 31, 1999
(in thousands)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
  Interest income                                               $1,415
----------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $1)                  146
----------------------------------------------------------------------
    Total investment income                                      1,561
----------------------------------------------------------------------
Expenses:
  Management fee                                                   193
----------------------------------------------------------------------
  Administrative services fee                                       96
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           103
----------------------------------------------------------------------
  Trustees' fees                                                     5
----------------------------------------------------------------------
  Reports to shareholders                                           35
----------------------------------------------------------------------
  Audit                                                              8
----------------------------------------------------------------------
  Legal                                                              3
----------------------------------------------------------------------
  Registration fee                                                   7
----------------------------------------------------------------------
  Other                                                              5
----------------------------------------------------------------------
    Total expenses                                                 455
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            1,106
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

Net realized gain (loss) on investments                             (5)
----------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  investments                                                      271
----------------------------------------------------------------------
Net gain on investments                                            266
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,372
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                   YEAR ENDED JULY 31,
                                                                -------------------------
                                                                 1999               1998
-----------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
  Net investment income                                         $ 1,106               443
-----------------------------------------------------------------------------------------
  Net realized income (loss)                                         (5)               65
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)              271               870
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              1,372             1,378
-----------------------------------------------------------------------------------------
  Distribution from net investment income                          (699)             (125)
-----------------------------------------------------------------------------------------
  Distribution from net realized gain                               (66)               --
-----------------------------------------------------------------------------------------
Total dividends to shareholders                                    (765)             (125)
-----------------------------------------------------------------------------------------
Net increase from capital share transactions                     21,197            19,984
-----------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     21,804            21,237
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------

Beginning of period                                              25,787             4,550
-----------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $739 and $332, respectively)                                 $47,591            25,787
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Retirement Fund Series VII (the "fund") is a diversified/non-diversified series of Kemper Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Fund shares are sold to the public during a limited offering period, which is expected to end November 30, 1999.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements. The objectives of the fund are to provide a guaranteed return of investment on the Maturity Date (May 15, 2008) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the fund's investment manager.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required. At July 31, 1999, the fund had a net tax basis capital loss carryforward of approximately $4,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The fund incurred a management fee of $193,000 for the year ended July
                             31, 1999.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of the fund's shares for the year ended July 31, 1999 are $52,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended July 31, 1999 are $96,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder

NOTES TO FINANCIAL STATEMENTS

                             service agent for the fund. Under the agreement, KSvC received shareholder services fees of $61,000 for the year ended July 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the trust are also officers or directors of Scudder Kemper. For the year ended July 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended July 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $29,288

                             Proceeds from sales                           9,854

--------------------------------------------------------------------------------

5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                              YEARS ENDED JULY 31
                                                                           1999                 1998
                                                                     -----------------    -----------------
                                                                     SHARES    AMOUNT     SHARES    AMOUNT
                             ------------------------------------------------------------------------------
                             Shares sold                             2,310     $25,523    2,064     $21,046
                             ------------------------------------------------------------------------------
                             Shares issued in reinvestment of
                               dividends                                66         737       16         151
                             ------------------------------------------------------------------------------
                             Shares redeemed                          (457)     (5,063)    (117)     (1,213)
                             ------------------------------------------------------------------------------
                             NET INCREASE FROM CAPITAL SHARE
                               TRANSACTIONS                                    $21,197              $19,984
                             ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   MONTH
                                                                   ENDED     MAY 1(A) TO
                                           YEARS ENDED JULY 31    JULY 31,    JUNE 30,
                                             1999        1998       1997        1997
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 10.62       9.78      9.23         9.00
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .32        .21       .01          .02
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .24        .73       .54          .21
----------------------------------------------------------------------------------------
Total from investment operations                .56        .94       .55          .23
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .21        .10        --           --
----------------------------------------------------------------------------------------
  Distributions from net realized gain          .02         --        --           --
----------------------------------------------------------------------------------------
Total dividends                                 .23        .10        --           --
----------------------------------------------------------------------------------------
Net asset value, end of period              $ 10.95      10.62      9.78         9.23
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  5.25%      9.68      5.96         2.56
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                       1.18%      1.21       .95         1.17
----------------------------------------------------------------------------------------
Net investment income                          2.86%      2.79      3.45         3.16
----------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $47,591     25,787     4,550        2,043
----------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             26%        43         6           12
----------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the year ended July 31, 1999 was determined based on average shares outstanding.

(a) Commencement of operations.

TAX INFORMATION

The Fund paid distributions of $.01 per share from net long-term capital gains during its year ended July 31, 1999 of which 100% represents 20% rate gains.

For corporate shareholders, 20% of the income dividends paid during the Fund's fiscal year ended July 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

TRUSTEES & OFFICERS



TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Trustee                           President

JAMES R. EDGAR                    PHILIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Trustee                           JOHN R. HEBBLE
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           TRACY MCCORMICK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ANN M. MCCREARY
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee
                                  CORNELIA SMALL
                                  Vice President

                                  LINDA J. WONDRACK
                                  Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
CUSTODIAN                           STATE STREET BANK AND TRUST
                                    225 Franklin Street
                                    Boston, MA 02110
--------------------------------------------------------------------------------
INDEPENDENT                         ERNST & YOUNG LLP
AUDITORS                            233 South Wacker Drive
                                    Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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Long-term investing in a short-term world(SM)

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KRF7 - 2 (9/28/99) 1086190